UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2019

Associated Banc-Corp
(Exact name of registrant as specified in its chapter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	920-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2019, the Board of Directors of Associated Banc-Corp (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”).

The amendments to the Bylaws:

•

Created the position of the Vice Chairman of the Board of Directors;

•

Created the position of Chairman Emeritus of the Board of Directors;

•

Formally separated the positions of Chairman of the Board and Chief Executive Officer;

•

Created the position of Treasurer, which was formerly a designee of the Chief Financial Officer; and

•

Provided for certain other conforming and administrative amendments.

A copy of the Bylaws, as amended, is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The results of the matters submitted to a shareholder vote at the 2019 Annual Meeting of Shareholders of the Company held on April 30, 2019 were as follows:

(1) Election of the below-named nominees to the Board of Directors of the Company:
Nominee	Number of Votes FOR	Number of Votes Withheld	Broker Non-Votes
John F. Bergstrom	122,041,497	1,890,485	19,872,052
Michael T. Crowley, Jr.	122,566,835	1,365,147	19,872,052
Philip B. Flynn	122,830,787	1,101,195	19,872,052
R. Jay Gerken	123,057,928	874,054	19,872,052
Judith P. Greffin	123,027,687	904,295	19,872,052
Michael J. Haddad	123,145,524	786,458	19,872,052
William R. Hutchinson	122,561,568	1,370,414	19,872,052
Robert A. Jeffe	122,993,275	938,707	19,872,052
Eileen A. Kamerick	121,116,703	2,815,279	19,872,052
Gale E. Klappa	119,111,940	4,820,042	19,872,052
Richard T. Lommen	120,961,559	2,970,423	19,872,052
Cory L. Nettles	122,467,076	1,464,906	19,872,052
Karen T. van Lith	121,667,621	2,264,361	19,872,052
John (Jay) B. Williams	123,154,983	776,999	19,872,052

Each of the nominees was elected.

(2) Advisory approval of the Company’s named executive officer compensation:
Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
116,223,737	6,848,434	859,811	19,872,052

This matter was approved by the Company’s shareholders.

(3) Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2019:
Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
139,937,691	3,486,070	380,273	0

This matter was ratified by the Company’s shareholders.

Item 8.01. Other Events.

On April 30, 2019, the Board declared a dividend on the Company’s outstanding common stock, outstanding 6.125% Perpetual Preferred Stock, Series C Depositary Shares, outstanding 5.375% Preferred Stock, Series D Depositary Shares, and outstanding 5.875% Preferred Stock, Series E Depositary Shares.

The press release containing this information is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Bylaws of Associated Banc-Corp 99.1 Press Release dated April 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: May 1, 2019	By: /s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and
Corporate Secretary

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